SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Lasergate Systems, Inc.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)

               ------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                             LASERGATE SYSTEMS, INC.
                              2189 CLEVELAND STREET
                                    SUITE 230
                            CLEARWATER, FLORIDA 33765



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                February 27, 1998




            NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Meeting") of LASERGATE SYSTEMS, INC., a Florida corporation (the "Company"), will be held on Friday, February 27, 1998 at 11:00 A.M. at The Holiday Inn Clearwater Central, 20967 U.S. 19 North, Clearwater, Florida, to consider and act upon the following:


            I. The election of two Class I Directors to serve until the 1999 Annual Meeting of Shareholders or until the election and qualification of their successors and the election of two Class II Directors to serve until the 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

            II. A proposal to adopt amendments to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.03 per share (the "Common Stock"), from 20,000,000 to 60,000,000 shares;


            III. A proposal to adopt amendments to the Company's 1994 Stock Option Plan (the "1994 Plan") to increase the number of shares of Common Stock which may be issued thereunder from 58,333 to 4,000,000 shares and to eliminate the non-employee Director formula option grants and certain provisions relating thereto currently set forth in the 1994 Plan;


            IV. A proposal to approve the grant of stock options to certain of the Company's Executive Officers; and

            V. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

            Only shareholders of record of Common Stock of the Company at the close of business January 13, 1998 are entitled to receive notice of, to vote at and to attend the Meeting. At least 10 days prior to the Meeting, a complete list of the shareholders entitled to vote will be available for inspection by any shareholder, for any purpose germane to the Meeting, during ordinary business hours, at the offices of the Company, 2189 Cleveland Street, Suite 230, Clearwater, Florida 33765.


            You are cordially invited to attend the Meeting. Whether or not it is your intention to attend the Meeting, you are urged to complete, sign and date the enclosed form of proxy, and return it by February 26, 1998 at 5:00 P.M., in the enclosed reply envelope. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person. This solicitation is being made on behalf of the Company's Board of Directors.


                                             By Order of the Board of Directors,



                                             PHILIP P. SIGNORE
                                             Secretary


Dated: January __, 1998

                                    IMPORTANT

            THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.

                             LASERGATE SYSTEMS, INC.
                              2189 CLEVELAND STREET
                                    SUITE 230
                            CLEARWATER, FLORIDA 33765

                             ---------------------


                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                                February 27, 1998


                             ---------------------




            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lasergate Systems, Inc., a Florida corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at The Holiday Inn Clearwater Central, 20967 U.S. 19 North, Clearwater, Florida, on Friday, February 27, 1998 at 11:00 A.M., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to shareholders of the Company (the "Shareholders") is January 30, 1998.


            A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of all proposals and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by Officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

            Shareholders of record as of the close of business on January 13, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date, there were issued and outstanding 7,462,061 shares of common stock, par value $.03 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. The affirmative vote of the holders of a majority of the votes cast at the Meeting at which a quorum is present will be required for the election of

Directors, for the amendment to the Company's Articles of Incorporation and for the amendments to the 1994 Stock Option Plan (the "1994 Plan"). Shares of Common Stock that are voted to abstain and shares which are subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT


            The following table sets forth certain information as of January 26, 1998 regarding the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known by the Company to be the beneficial owner of more than five percent of the Common Stock, its only class of voting securities (ii) each Director and nominee, (iii) each current and former Executive Officer named in the Summary Compensation table herein titled "Executive Compensation" and (iv) all Directors and Executive Officers of the Company as a group.



                                                                          AMOUNT OF            PERCENT OF
                                                                      PRESENTLY ISSUED      PRESENTLY ISSUED
                                                                       AND OUTSTANDING      AND OUTSTANDING
                                                                      COMMON STOCK PLUS    COMMON STOCK PLUS
                                    AMOUNT AND        PERCENT OF        COMMON STOCK          COMMON STOCK
                                      NATURE       PRESENTLY ISSUED     ISSUABLE UPON        ISSUABLE UPON
  NAME AND ADDRESS                 OF BENEFICIAL   AND OUTSTANDING      CONVERSION OF        CONVERSION OF
OF BENEFICIAL OWNER                OWNERSHIP(1)      COMMON STOCK      SERIES G SHARES    SERIES G SHARES (2)
-------------------                ------------      ------------      ---------------    -------------------
Jacqueline E. Soechtig              398,500(3)          5.1%             398,500(3)              1.0%
c/o Lasergate Systems, Inc.
2189 Cleveland Street
Suite 230
Clearwater, FL 33765


Bruce D. Barrington                  97,500(4)(5)       1.3%              97,500(4)(5)            *
c/o Lasergate Systems, Inc.
2189 Cleveland Street
Suite 230
Clearwater, FL 33765

John J. Chluski                     100,827(4)          1.4%             100,827(4)               *
c/o Lasergate Systems, Inc.
2189 Cleveland Street
Suite 230
Clearwater, FL 33765

Frank W. Swacker                     80,500(6)          1.1%              80,500(6)               *
c/o Lasergate Systems, Inc.
2189 Cleveland Street
Suite 230
Clearwater, FL 33765

                                                                          AMOUNT OF            PERCENT OF
                                                                      PRESENTLY ISSUED      PRESENTLY ISSUED
                                                                       AND OUTSTANDING      AND OUTSTANDING
                                                                      COMMON STOCK PLUS    COMMON STOCK PLUS
                                    AMOUNT AND        PERCENT OF        COMMON STOCK          COMMON STOCK
                                      NATURE       PRESENTLY ISSUED     ISSUABLE UPON        ISSUABLE UPON
  NAME AND ADDRESS                 OF BENEFICIAL   AND OUTSTANDING      CONVERSION OF        CONVERSION OF
OF BENEFICIAL OWNER                OWNERSHIP(1)      COMMON STOCK      SERIES G SHARES    SERIES G SHARES (2)
-------------------                ------------      ------------      ---------------    -------------------
Eric T. Jager                       176,500(7)          2.4%             176,500(7)               *
c/o Lasergate Systems, Inc.
2189 Cleveland Street
Suite 230
Clearwater, FL 33765

James H. Moore                           16              *                    16                  *
c/o Lasergate Systems, Inc.
2189 Cleveland Street
Suite 230
Clearwater, FL 33765

Glenn W. Phillips                         0              *                    *                   *
c/o Lasergate Systems, Inc.
2189 Cleveland Street
Suite 230
Clearwater, FL 33765

Philip P. Signore                         0              *                    *                   *
c/o Lasergate Systems, Inc.
2189 Cleveland Street
Suite 230
Clearwater, FL 33765


RBB Bank, AG                        100,000(8)          1.3%          32,755,549(8)             81.6%
Burgring 16
8010 Graz
Austria

All Directors and Executive         853,843(9)         10.3%             853,843(9)              2.1%
Officers of the Company as a
group (10 persons)


-------------------
*     Less than 1%.
(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Assumes full conversion of the Company's Series G Convertible Preferred Stock into a total of 32,655,549 shares of Common Stock representing 81.4% of the Company's Common Stock.
(3) Includes 375,000 shares of Common Stock which Ms. Soechtig has the right to acquire pursuant to presently exercisable stock options.

(4) Includes 47,500 shares of Common Stock which each of Messrs. Barrington and Chluski has the right to acquire pursuant to presently exercisable stock options.
(5) Includes 25,000 shares of Common Stock owned by three separate trusts of which Mr. Barrington acts as trustee.

(6) Includes (i) 52,500 shares of Common Stock which Mr. Swacker has the right to acquire pursuant to presently exercisable stock options; (ii) 13,000 shares of Common Stock jointly owned by Mr. and Mrs. Swacker; and
      (iii)15,000 shares of Common Stock owned by Mr. Swacker's wife as to which Mr. Swacker disclaims beneficial ownership.

(7) Includes (i) 124,000 shares of Common Stock owned by a mutual fund which Mr. Jager manages and with respect to which Mr. Jager has voting power,
      (ii) 10,000 shares of Common Stock owned by Mr. Jager's wife as to which Mr. Jager disclaims beneficial ownership, and (iii) 42,500 shares of Common Stock which Mr. Jager has the right to acquire pursuant to presently exercisable stock options.

(8) RBB Bank, AG ("RBB") holds such shares as nominee for its clients who are the beneficial owners of such shares, none of whom holds more than 5% of the outstanding shares of the Company. RBB has no voting power, directly or indirectly, nor investment power with respect to such shares and therefore disclaims beneficial ownership of such shares.
(9) Includes shares of Common Stock which such Directors and Executive Officers have the right to acquire pursuant to presently exercisable stock options.

                           POTENTIAL CHANGE IN CONTROL

            During June 1996, faced with the prospect of having to dramatically scale back its business in order to continue in operation, the Company sold 8,000 shares of Series F Convertible Preferred Stock (the "Series F Shares") to an investment fund managed by, and in trust with, RBB Bank, AG ("RBB"), a foreign bank. At that time, the Company had little working capital and the Company's shipments to customers were falling behind schedule due to the inability to place orders for product as a result of the Company having fully utilized all credit extended to it by its vendors.


            Additionally, the Company did not have a sufficient number of authorized shares of Common Stock to raise the amount of capital needed to fund its operations until it could become self-sufficient. The only other group of creditors or investors who expressed any interest in the Company were those investors (the "Series D and E Investors") who had purchased the Series D and Series E Convertible Preferred Shares (the "Series D and E Shares"). Based on the Company's past experiences with the Series D and E Investors who did not purchase all of the shares they had subscribed for at the time of the closing and that they were seeking a lower conversion rate and other terms less favorable for the Company than were being offered by RBB, the Board of Directors approved the sale of the Series F Shares to RBB. During final negotiations in connection with the sale of the Series F Shares, the placement fee, which was paid in cash to the placement agent, was reduced from 15% to 13.75% of the proceeds. In addition to the fee paid to the placement agent, the Company issued warrants to the placement agent to purchase 500,000 shares of Common Stock at the average conversion price of the Series F Shares. Proceeds from the offering were $5,172,500 net of commissions and offering expenses. At the time of the investment, RBB was not affiliated with the Company or any of its management.

            During the middle of 1997, the Company again had little working capital due to operating losses it had realized. Since the Company had not been able to locate a suitable strategic partner, the Board of Directors decided to pursue financing from other sources. Due to the Company's history of losses, insufficient authorized shares of Common Stock, encumbered assets and potential legal liabilities, the Company was unable to attract conventional lenders. The Company approached prior investors as well as investment banks it had previously worked with, however any other potential sources of financing were on terms which were unacceptable to the Board of Directors. After weeks of negotiation with RBB, RBB offered to acquire an additional 17% of the Company for $1,000,000. The Company rejected such offer and eventually an agreement was reached whereby RBB offered to acquire an additional 11% of the Company for $1,500,000. The terms of this offer included that RBB would acquire $7,500,000 of shares of the Series G Convertible Preferred Stock (the "Series G Shares") if the Company would redeem all outstanding Series F Shares, which were owned by RBB, for $6,000,000. This offer was accepted because it resulted in the least amount of dilution to the Shareholders of any available proposal. Moreover, it permitted the Company to work with an existing investor who could act quickly in funding the investment which was important to the Company's financial well being and its ability to continue at its then current level of operations. On November 4, 1997, the Company sold 7,500 Series G Shares to RBB for $7,500,000 pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, under

Regulation S promulgated thereunder. Pursuant to the transaction, the Company redeemed 7,945 shares of Series F Preferred Stock owned by RBB for $6,000,000, leaving the Company with $1,447,500 of net proceeds after giving effect to expenses of the offering. No sales commissions were paid. Each Series G Share has a redemption value of $1.00 on or after November 1, 2000 and is convertible into 4,354.0732 shares of Common Stock. RBB, in its subscription agreement with the Company, agreed to limit its request for conversions of the Series G shares to only such number of Series G Shares as will result in the issuance by the Company of a maximum of 8,000,000 shares of Common Stock until the Company's Articles of Incorporation are amended to increase the number of authorized shares of Common Stock as set forth in Proposal II below. The Company is required to use its best efforts to issue and deliver, within three business days after the holder of the Series G Shares requests the conversion of the Series G Shares having fulfilled all necessary conditions for such conversion, stock certificates representing the number of shares of Common Stock to which the holder is entitled.

            If Proposal II is adopted the Series G Shares could convert into 81.4% of the Company's outstanding common stock assuming no outstanding warrants and options are exercised, or 75.7% assuming all outstanding warrants and options are exercised. As of January 26, 1998, there were 7,462,061 shares of the Company's common stock outstanding with a closing bid on the NASDAQ SmallCap Market of $0.17 per share.


            Although RBB does not have any voting rights with respect to its Series G Shares or any position on the Company's Board of Directors, if it were to convert its Series G Shares into Common Stock, it would be in a position to vote a majority of the Company's outstanding voting securities and thereby effect a change in control.

                        ACTION TO BE TAKEN AT THE MEETING

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

            The Company's Articles of Incorporation and By-Laws provide for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II and Class III. The nominees below are being presented for election as Class I and Class II Directors to hold office until the 1999 and 2000 Annual Meeting of Shareholders, respectively. The term of each Class III Director is to expire at the 1998 Annual Meeting of Shareholders. Unless instructed to the contrary, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received in favor of the persons listed under the heading "Nominees" below as Directors. The nominees, each of whom presently serves as a Director, have indicated to the Company their availability for election. In the event that the nominees should not continue to be available for election, the holders of the Proxies may exercise their discretion to vote for substitutes. Directors hold office until their respective successors are elected and duly qualified, or until death, resignation or removal. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Shareholders and until their successors have been chosen and qualified.

            The following information is furnished with respect to the nominees and each other continuing member of the Company's Board of Directors.


                               YEAR FIRST              PRESENT POSITION
NAME                  AGE    BECAME DIRECTOR   CLASS   WITH THE COMPANY
----                  ---    ---------------   -----   ----------------
NOMINEES:


Bruce D. Barrington    55         1996           II        Director

John J. Chluski        74         1996           II        Director


Eric T. Jager          54         1997           I         Director


Philip P. Signore      39         1996           I     Vice President, Chief
                                                       Financial Officer,
                                                       Treasurer, Secretary
                                                       and Director

                               Year First              Present Position
Name                  Age    Became Director   Class   with the Company
----                  ---    ---------------   -----   ----------------

DIRECTORS WHOSE
TERMS OF OFFICE
CONTINUE AFTER THE
MEETING:

Jacqueline E.          47         1994          III    President, Chief
Soechtig                                               Executive Officer and
                                                       Chairman of the Board


Frank W. Swacker       75         1995          III    Vice Chairman of the
                                                       Board


BACKGROUND OF NOMINEES

            BRUCE D. BARRINGTON has been a member of the Board of Directors of the Company since November 1, 1996 and has also served since that time as the Company's Chief Technology Advisor, a capacity in which he is able to contribute to the direction of the Company's products. Since 1982, Mr. Barrington has served as the Chairman and CEO of Top Speed Corporation (formerly Clarion Software Corporation and prior thereto Barrington Systems, Inc.), a software company which develops and markets a sophisticated line of software development tools aimed at the Windows(R) environment. Mr. Barrington founded Top Speed Corporation in 1982. From 1980 to 1983 Mr. Barrington served as a Director of HBO & Company, a publicly-held software solutions provider to the health care industry which he co-founded in 1973. From 1973 to 1980, Mr. Barrington served as Vice President of Research & Development for HBO & Company. Previously, Mr.
Barrington was employed as a Manager of Hospital Systems Development for McDonnel Douglas Automation Company from 1967 to 1973 and as a Systems Analyst for Caterpillar Tractor Company from 1965 to 1967.

            JOHN J. CHLUSKI has been a member of the Board of Directors of the Company since November 1, 1996. Since 1988 Mr. Chluski has been an international business consultant and advisor. He has served as an active Board Member of several ITT subsidiaries and is presently a Director of ITT Composants (France). Mr. Chluski is also a Director of Howmet S.A. (France), and serves as Advisor to the Chairman of Marceau Investissements, a Paris-based investment fund, and Advisor to Monitor Company, a global strategy consulting firm based in Cambridge, Massachusetts. From 1972 to 1988, Mr. Chluski held several executive management positions at ITT Corporation, including Group Executive-Engineered Products-Europe, and Senior Vice President and Executive Representative of the Chairman.

      ERIC T. JAGER has been a member of the Board of Directors of the Company since May 28, 1997. Mr. Jager is the Executive Vice President - Investments of Bartlett & Company ("Bartlett") and President of Windcrest Investment Management, a division of Bartlett involved in diversified portfolio management. Mr. Jager has served in these positions since 1983 and prior thereto he served as a Senior Vice President, Investment Analyst and Director of Investment Research at Eppler, Guerin & Turner, an investment banking firm in Dallas, Texas. Mr. Jager is a Director of Nygaard Corporation, Bartlett Futures, Scout Mutual Funds, Johnson County Business Tech Center and Tech- Industry Consultants. Mr. Jager is also the Chairman of the Board of Shawnee Mission Education Foundation and a Director and Co-Chairman of Kansas Inc.

            PHILIP P. SIGNORE has been the Company's Vice President - Finance, Chief Financial Officer, Treasurer and Secretary since May 1996 and has been a member of the Board of Directors since June 1996. Mr. Signore served as Chief Financial Officer of Commercial Design Services, Inc., an office furniture dealership, from March 1993 to May 1996. From July 1989 to March 1993, Mr. Signore was the Operations Controller for Briggs Industries, Inc., a plumbing fixtures manufacturer. Previously, Mr. Signore held various financial management positions in the areas of financial planning and analysis while at Paradyne Corporation from 1983 to 1988 as well as internal auditing at Moore McCormack Resources from 1981 to 1983. He began his career working as a CPA at the international accounting firm of Peat Marwick Mitchell & Co. from 1979 to 1981.

BACKGROUND OF CONTINUING DIRECTORS

            JACQUELINE E. SOECHTIG has been a Director of the Company and the Company's President and Chief Executive Officer since October 31, 1994. From September 1994 until immediately prior to her employment by the Company, Ms. Soechtig was a consultant to the Company. During the ten-month period prior thereto, Ms. Soechtig purchased and operated a restaurant in Clearwater, Florida together with her spouse. From February 1992 through December 1993, Ms. Soechtig was the President and Chief Executive Officer of Precision Systems, Inc.
("PSI"), a company engaged in the production and sales of voice and call processing systems. Prior to her employment with PSI, Ms. Soechtig served as Vice President of Business Development for Sprint Corp. (May 1990 through
February 1992). She also held the position of Vice President of MCI Telecommunications Corporation where she served in various sales, marketing and technical capacities from May 1984 through May 1990. Both Sprint and MCI are engaged in the telecommunications industry. Additionally, from 1970 to 1983, Ms. Soechtig was employed by International Business Machines Corp. in various technical and sales positions.

            FRANK W. SWACKER has been a member of the Board of Directors of the Company since May 3, 1995. Mr. Swacker has been engaged in the practice of law for the past 46 years, more than the last five of such years as a sole practitioner under the name of Swacker & Associates, P.C. Between 1968 and 1978, he was the International Counsel for Allis-Chalmers Corporation in Milwaukee, Wisconsin. Mr. Swacker has published articles focusing on international foreign trade and the financial, antitrust and cross-cultural aspects of transnational business and is the lead author of the 1996 two volume work entitled "World Trade Without Barriers," a comprehensive treatise on the World Trade Organization and dispute resolution. Additionally, he has advised the United States House of Representatives on international trade treaties and has served as Special Assistant Deputy

Attorney General for the State of New York. Since 1960, Mr. Swacker has been a member of the National Panel of Arbitrators of the American Arbitration Association.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

            The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee recommends to the Board of Directors the appointment of independent auditors to audit the Company's consolidated financial statements, reviews the Company's internal control procedures and advises the Company on tax and other matters connected with the growth of the Company. The Audit Committee also reviews with management the annual audit and other work performed by the independent auditors. The Compensation Committee administers the Company's 1994 Plan Stock Option Plan and recommends to the Board of Directors the nature and amount of compensation to be paid to the Company's Executive Officers.

            On June 28, 1996, three members of the Board of Directors who had been designated to serve on the Board of Directors by the holders of the Company's Series A Convertible Preferred Stock, resigned as Directors of the Company in connection with the redemption of the Company's Series A Convertible Preferred Stock. Although these directors provided no written reasons for their resignations, it is believed that they were serving in part to protect the interests of the holders of the Series A Preferred Stock. On the same day, Philip P. Signore, the Company's Vice President and Chief Financial Officer was appointed to the Board of Directors. As a result, there was only one non-employee Director on the Board of Directors from June 28, 1996 until October 31, 1996. During this period, the duties normally performed by the audit committee and compensation committee were assumed by the sole remaining non-employee Director, Frank W. Swacker. On December 16, 1996, the Company established new audit and compensation committees. The Audit Committee and Compensation Committee currently consists of Messrs. Swacker, Barrington, Chluski and Jager.

            During the fiscal year ended December 31, 1996, the Board of Directors of the Company held 18 meetings, the Audit Committee held one meeting and the Compensation Committee held four meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees, which were held during the period the Director served as a Director during the fiscal year ended December 31, 1996.

REMUNERATION OF NON-EMPLOYEE DIRECTORS

            Effective January 1, 1996, the Company commenced paying non-employee Directors fees equal to $1,000 per meeting attended in person, and $500 per meeting attended by telephone. The Company ceased paying such fees effective September 6, 1996.

            In addition, upon the initial election and upon each re-election of an outside Director to serve a term as a Director of the Company, such Director is entitled under the Company's 1994 Plan, to be granted a non-qualified stock option to purchase 5,000 shares of Common Stock for each year of such term (the "Formula Grants"), with 5,000 of such options to vest at the beginning of each year of such term provided that the Director continues to serve in such capacity at the time of the scheduled vesting. The exercise price of such options is set at 85% of market value at time of grant. During the fiscal year ended December 31, 1996, each of Messrs. Barrington and Chluski were granted options to purchase 5,000 shares under the Company's 1994 Plan at exercise prices of $.5578 per share and $.425 per share respectively (85% of the market value at time of grant). As a further inducement to their agreeing to serve on the Board, Messrs. Barrington and Chluski were each granted additional options to purchase 37,500 shares outside of the 1994 Plan at average exercise prices of $.656 per share and $.625 per share, respectively (the market value at time of grant). All such options are exercisable for ten years. One of the proposed amendments to the 1994 Plan is to delete the Formula Grants.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            During the fiscal year ended 1997, the Company paid $156,630 to Top Speed Corporation for products and services provided at competitive prices. Bruce D. Barrington, a non-employee director of the Company and the Company's Chief Technology Advisor, is the Chairman and Chief Executive Officer of Top Speed Corporation. It has been and will continue to be the policy of the Company that transactions between it and its officers, directors, principal shareholders and affiliates be on terms no less favorable to the Company that could be obtained from unaffiliated persons.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE


            The following table sets forth certain summary information concerning compensation with respect to each person who served as the Company's Chief Executive Officer during the fiscal year ended December 31, 1997 and each of the Company's Executive Officers whose total cash compensation for the year ended December 31, 1997 exceeded $100,000:




                           SUMMARY COMPENSATION TABLE



                                     ANNUAL COMPENSATION    LONG-TERM COMPENSATION
                                     -------------------    ----------------------
                                                            AWARDS       PAYOUTS
                                                            ------       -------
    NAME AND                                              SECURITIES
   PRINCIPAL                                              UNDERLYING    ALL OTHER
   POSITION                     YEAR  SALARY $   BONUS $  OPTIONS(#)  COMPENSATION
   ---------                    ----  --------  --------  ----------  ------------
Jacqueline E. Soechtig(1)(4)    1997  222,500       --        --            --
  President and Chief           1996  220,000  100,000        --            --
  Executive Officer             1995  220,000   20,170        --            --

Glenn W. Phillips(2)(4)         1997  102,404       --        --            --
  Vice President - Sales        1996  130,950   50,000        --            --
  & Marketing                   1995     --         --        --            --

James H. Moore, Jr.(3)(4)       1997  100,000       --        --            --
  Vice President -              1996  100,000   50,000        --            --
  Operations, Assistant         1995  100,000       --        --            --
  Secretary


--------------

(1) Ms. Soechtig has been employed by the Company since October 31, 1994. Commencing November 1, 1997, Ms. Soechtig's annual salary is $235,000. A $20,170 bonus payable in 1994 upon Ms. Soechtig's employment with the Company was paid during 1995. During the year ended December 31, 1996, Ms. Soechtig was awarded a bonus of $100,000.

(2) Mr. Phillips was employed by the Company from January, 1996 until August, 1997. Mr. Phillips' annual salary was $150,000. During the year ended December 31, 1996, Mr. Phillips was awarded a bonus of $50,000.


(3) Mr. Moore has been employed by the Company since January, 1995. Mr. Moore's annual salary is currently $100,000. During the year ended December 31, 1996, Mr. Moore was awarded a bonus of $50,000.

(4) No formal meeting of the Compensation Committee was held during 1996, in that two of its three members had resigned from the Board of Directors on June 28, 1996, prior to the time at which 1996 performance was evaluated. The continuing member, recognizing the accomplishments of the officers of the Company, submitted a written recommendation to the Board of Directors outlining cash and non-cash incentive pay recommendations for each officer of the Company based on an evaluation of their performances and the Company's performance. The recommendation was submitted to the Board of Directors at its meeting on October 21, 1996, at which all of the directors were present. The Board of Directors accepted the recommendation unanimously, with Ms. Soechtig abstaining with respect to her compensation.

            No options1 were granted during the Company's 1997 fiscal year to the current and former Executive Officers named in the Summary Compensation Table above.

            The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 1997 by, and the number and value at December 31, 1997 of shares of Common Stock subject to unexercised options held by, the individuals listed in the Summary Compensation Table.




                                                    NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                            SHARES                 UNDERLYING UNEXERCISED           IN-THE-MONEY
                           ACQUIRED     VALUE           OPTIONS/SARS                OPTIONS/SARS
                              ON       REALIZED        AT FY-END (#)               AT FY-END ($)
NAME                     EXERCISE (#)    ($)     EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                     ------------   -----    -------------------------   -------------------------
Jacqueline E. Soechtig        --          --             375,000/0                      0/0



EMPLOYMENT AGREEMENT


            Jacqueline E. Soechtig, President and Chief Executive Officer of the Company, is a party to an employment agreement with the Company, which commenced on October 31, 1994 for a term of three years. Ms. Soechtig's base salary for the entire three-year term was $220,000 per annum. The agreement also provided for incentive compensation in the form of bonuses that were paid in the amounts of $20,170 and $100,000 for 1995 and 1996, respectively. Pursuant to the agreement and as a signing bonus, Ms. Soechtig was paid $20,170 and was granted ten-year stock options to purchase 375,000 shares of Common Stock, which are all presently exercisable at an exercise price of $2.00 per share. Ms. Soechtig was granted certain registration rights with respect to the shares of Common Stock underlying all of such options. The fair value of the 375,000 shares of Common Stock underlying Ms. Soechtig's options was determined by the Board of Directors to be $5.00 per share at the time of the option grant considering various factors such as restrictions placed on the underlying shares and their lack of liquidity, as well as their quoted market price on October 31, 1994 of $13.50 per share. In accordance with accounting provisions of APB No. 25, the Company recorded compensation expense of $375,000 in 1994, $562,500 in 1995 and $187,500 in 1996. These amounts represent the difference between the fair value of $5.00 per share (determined by the Board of Directors considering various factors as restrictions, etc.) and the exercise price. On July 30, 1997, the Board of Directors, unanimously approved a resolution (with Ms. Soechtig abstaining) authorizing an amendment to the employment agreement which extends the term of the agreement to October 31, 2000 and increases her base salary to $235,000.


--------

1 On March 13, 1997, the Board of Directors granted options to purchase shares of Common Stock to each of Jacqueline E. Soechtig and James H. Moore, which grant is subject to and will become effective upon approval by the Shareholders at the 1997 Annual Meeting of the Shareholders. See Proposal IV below.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT


            Section 16(a) of the Securities Exchange Act of 1934 (the "Act"), as amended, requires the Company's Executive Officers and Directors, and any persons who own more than 10% of any class of the Company's equity securities which are registered under the Act to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission and NASDAQ, and to furnish the Company with copies of such reports. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to such Officers, Directors and owners of over 10% of the Company's equity securities registered under the Act, during the year ended December 31, 1996, have been complied with except as follows: Bruce D. Barrington (a current Director of the Company) and John J. Chluski (a current Director of the Company) were each inadvertently late in filing a report upon becoming a Director and in filing one report of transactions; Philip P. Signore (a current Officer and Director of the Company) was inadvertently late in filing a report upon becoming an Officer and a Director of the Company; and Frank W. Swacker (a current Director of the Company) and Jacqueline E. Soechtig (a current Officer and Director of the Company) were each inadvertently late in filing one report of transactions. Fred R. Maglione and Glenn W. Phillips (former Officers of the Company) were inadvertently late in filing a report upon the termination of their employment with the Company. To the Company's knowledge, John P. Warnick (a former Officer of the Company) did not file a report upon the termination of his employment with the Company. To the Company's knowledge, Timothy E. Mahoney, Lawrence W. Umstadter and Stewart L. Krug (former Directors of the Company) did not file reports upon resigning as Directors of the Company.


1994 STOCK OPTION PLAN

            The Company's 1994 Plan was adopted by the Board of Directors on February 5, 1994 and approved by the Shareholders at the 1994 Annual Meeting of Shareholders. The 1994 Plan was amended by the Board of Directors on March 23, 1995 and September 30, 1996 and was amended by the Shareholders at the 1995 Annual Meeting of Shareholders. The purpose of the 1994 Plan is to provide an incentive to key employees (including Officers and Directors who are key employees), non-employee Directors and consultants of the Company, and its subsidiary corporations, and to offer an additional inducement in obtaining the services of such individuals.

            The 1994 Plan is administered by the Company's Board of Directors, which may delegate its powers with respect to the administration of the 1994 Plan to a committee of the Board of Directors consisting of not less than two Directors, each of whom must be a non-employee Director within the meaning of regulations promulgated by the Securities and Exchange Commission. The Board of Directors has delegated its powers with respect to the administration of the 1994 Plan to the Compensation Committee. The Compensation Committee has the authority under the 1994 Plan to determine the terms of options granted under the 1994 Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified option shall be granted, the number of shares to be subject to each option and the date or dates each option shall become exercisable.


            No options may be granted under the 1994 Plan after February 4, 2004. The Board of Directors, without further approval of the Shareholders of the Company, may amend, suspend or terminate the 1994 Plan, in whole or in part, at any time and from time to time in such respects as it deems advisable (including without limitation to conform with applicable law or the regulations or rulings thereunder), but may not without the approval of the Company's Shareholders make any alteration or amendment thereof which would (i) increase the maximum number of shares of Common Stock for which options may be granted under the 1994 Plan (except for anti-dilution adjustments) or (ii) materially increase the benefits to participants under the 1994 Plan or (iii) change the eligibility requirements for individuals entitled to receive options under the 1994 Plan. No termination, suspension or amendment of the 1994 Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect the option holders rights under such option. The power of the Committee to construe and administer any options granted under the 1994 Plan prior to the termination or suspension of the 1994 Plan nevertheless shall continue after such termination or during such suspension.


            During the fiscal year ended December 31, 1996, each of Messrs. Barrington and Chluski were granted non-qualified stock options to purchase 5,000 shares under the Company's 1994 Plan at an exercise price of $.425 per share (85% of the market value at time of grant). All such options are exercisable for 10 years.

401(k) RETIREMENT PLAN


            Effective July 1, 1995, the Company adopted the Lasergate Systems, Inc. Profit Sharing 401(k) Plan (the "401(k) Plan") covering all eligible employees. Effective January 1, 1996, the Company began using an employee leasing company which offered a 401(k) Plan ("Paychex Business Solutions 401(k) Plan") to the Company's employees, at which time the Company's employees ceased making contributions to the 401(k) Plan. Effective December 16, 1996, the Company changed employee leasing companies and commenced using Payroll Transfers Inc. At which time the Company's employees ceased making contributions to the Paychex Business Solutions 401(k) Plan and made contributions to the Payroll Transfers Inc. 401(k) Plan. The Company made no contributions to the any of the 401(k) plans during the fiscal years ended 1995, 1996 and 1997.

            By using an employee  leasing  company,  the Company  transfers most payroll  expenses and  liabilities to the leasing  company  because the employee formally becomes an employee of the leasing company. These expenses and liabilities include FICA and medicare taxes, federal and state unemployment insurance, group health benefits and benefit administration, such as for 401(k) plans, in exchange for a fee of approximately 10.9% of the payroll (this arrangement excludes the Company's officers). Although the Company is permitted to make contributions to the leasing company's 401(k) plan, it has not done so and has no commitment to do so. It should be noted that employers cannot transfer all employee-related liabilities to employee leasing companies. Employers
can  still  be  held  liable  for,  among  other  things,   violations  of  OSHA
regulations,   civil  rights  laws  and   Department  of  Labor  wage  and  hour
regulations.

COMPENSATION AND AUDIT COMMITTEES


            As of January 1, 1996, the Compensation Committee and the Audit Committee of the Board of Directors were each comprised of three non-employee Directors of the Company. On June 28, 1996, three members of the Board of Directors resigned as Directors of the Company (in connection with the redemption of the Company's Series A Convertible Preferred Stock.) On the same day, Philip P. Signore, the Company's Vice President and Chief Financial Officer was appointed to the Board of Directors. As a result, there was only one non-employee Director on the Board of Directors from June 28, 1996 until October 31, 1996. During this period, the duties normally performed by the Audit Committee and the Compensation Committee were assumed by the sole remaining non-employee Director, Frank W. Swacker. On December 16, 1996, the Company established a new Audit Committee and a new Compensation Committee, each comprised of three non-employee Directors of the Company. On May 28, 1997, Eric
T. Jager was appointed to the Board of Directors and he began serving on the Audit and Compensation Committees. The Audit Committee and the Compensation Committee each currently consists of Messrs. Swacker, Barrington, Chluski and Jager.


COMPENSATION COMMITTEE REPORT


            The Compensation Committee of the Board of Directors, which is now comprised of four non-employee Directors of the Company, determines, to the extent not fixed pursuant to the terms of applicable employment agreements, the compensation of the Chief Executive Officer, other employee members of the Board of Directors, and all other employees whose annual compensation exceeds $50,000. The compensation levels of such Officers, Directors and employees are subject to the approval of the Board of Directors.


            The Compensation Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options.


            The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing Executive Officers with a stake in the long-term success of the Company and providing compensation programs and policies that will attract and retain qualified executive personnel. The Compensation Committee considers, among other things, the performance of the Company, compensation levels in competing companies, individual contributions to the Company and the length of service with the Company. The Compensation Committee also reviews independent surveys of executive compensation of similarly situated companies.

COMPENSATION COMMITTEE
Frank W. Swacker, Chairman                              John J. Chluski
Bruce D. Barrington                                     Eric T. Jager

                                   PROPOSAL II

                       PROPOSAL TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

            On October 30, 1997, the Board of Directors unanimously adopted a resolution approving a proposal to amend Article III of the Company's Articles of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 to 60,000,000. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting. The amendment will not affect the number of shares of preferred stock authorized, which is 2,000,000 shares, par value $.03 per share.

PURPOSES AND EFFECTS OF INCREASING THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

            The proposed amendment will increase the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 to 60,000,000. The additional 40,000,000 shares will be a part of the existing class of Common Stock and, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Each share of Common Stock entitles the holder to one vote. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

            The following summary of the terms of the increase in the number of authorized shares of Common Stock does not purport to be complete and is subject to, and qualified in its entirety by reference to, the portion of the proposed amendment to Article III of the Company's Articles of Incorporation which is set forth under the heading "Proposed New Article III to the Company's Articles of Incorporation" in Exhibit A to this Proxy Statement.


            The Board of Directors believes that the adoption of the proposed amendment is advantageous to the Company and its Shareholders. Moreover, absent approval of this Proposal II, pursuant to the Company's agreement (the
"Agreement") with RBB, there will be insufficient shares of Common Stock to effect the conversion of the Series G Shares, held by RBB, into Common Shares, and the Company will be required to pay RBB liquidated damages according to the following liquidation schedule set forth in the Agreement (where "No. Days Late" is defined as the number of days following October 31, 1997 until Proposal II is effected):


               No. Days Late                      Liquidated Damages


                  120-239                               $375,000
                  240-360                               $750,000
   An additional $750,000 for each
   120 days thereafter.

            The Company currently contemplates reserving 1,175,000 shares of the additional Common Stock which it is seeking to authorize pursuant to this proposal for issuance upon the exercise of options proposed to be granted to certain of its Executive Officers as set forth in Proposal IV. Additionally, the Company will be obligated to reserve 231,667 shares for issuance upon exercise of options which have been granted pursuant to the 1994 Plan subject to shareholder approval of Proposal III below.

            During June 1996, the Company completed a private placement of 8,000 Series F Shares to an investment fund managed by, and in trust with, RBB. The Company received $5,172,500, net of commissions and offering expenses from the private placement and used $300,000 of the proceeds to pay off the notes payable to related parties and $1,000,000 to redeem 95,950 shares of Series A
Convertible Preferred Stock held by the same related parties who held the $300,000 in notes. The shares of Series A Convertible Preferred Stock were potentially convertible into 2,636,126 shares of Common Stock had they not been redeemed.

            On November 4, 1997, the Company sold 7,500 shares of Series G Preferred Stock (the "Series G Shares") to RBB for $7,500,000 pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, under Regulation S promulgated thereunder. Pursuant to the transaction, the Company redeemed 7,945 Series F shares owned by RBB for $6,000,000, leaving the Company with $1,447,500 of net proceeds after giving effect to expenses of the offering. No sales commissions were paid. Each Series G Share has a redemption value of $1.00 on or after November 1, 2000 and is convertible into 4,354 shares of Common Stock.

            Although RBB does not have any voting rights with respect to its Series G Shares or any position on the Company's Board of Directors, if it were to convert its Series G Shares into Common Stock, it would be in a position to vote a majority of the Company's outstanding voting securities and thereby effect a change in control.


            The Company will be obligated to reserve a sufficient number of shares of Common Stock for issuance upon the conversion of the 7,500 outstanding shares of Series G Preferred Stock upon approval of the proposed amendment. The Series G Shares are convertible into 32,655,549 shares of Common Stock. Of this amount, only 8,000,000 shares of Common Stock are currently reserved for issuance. If the issuances described above are made, the current Shareholders of the Company will experience a significant dilutive effect on their voting rights.

            Besides the issuances discussed above, the Company has no current plans, understandings or agreements involving the issuance of any of the Common Stock proposed to be authorized. The Company intends to seek and actively pursue a possible relationship with a strategic partner, which might include an equity investment in the Company and may review other financing opportunities. The proposed amendment will provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the Shareholders (except as may be required by law or by any stock exchange on which the Company's securities may then be listed), for corporate purposes which the Board of Directors may deem desirable, including, without limitation, private or public financings, acquisitions, stock splits, stock dividends or other distributions, stock grants, stock options and employee benefit plans.


            The authority of the Board of Directors to issue Common Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve. The increase in authorized Common Stock would also allow the Board of Directors to issue convertible shares of Preferred Stock at conversion prices below the present fair market value of the Common Stock. In addition to resulting dilution of the current Shareholders' ownership interests, this could have the effect of lowering the trading price of the Company's Common Stock.

            Conversion prices of the Series D and E Convertible Preferred Stock were set at 65% and 70%, respectively, of a five-day average market value of the Common Stock at time of conversion. This was done in order to recognize a discount from the open market price of the underlying shares of Common Stock to what was deemed to be a fair price given the new potentially increased number of outstanding shares of Common Stock (the Preferred Stock being issued would represent, upon conversion, approximately 35% of the outstanding Common Stock) and the lack of liquidity of such a large block of stock. Likewise, the Series F Shares would represent, upon conversion, between 52% and 71% of the outstanding shares of Common Stock. Although pricing of the Series F Shares contemplated a control premium, any such premium was more than offset by a discount for the lack of liquidity of such a large block of stock and the fact that the stated use of proceeds included substantial payments to creditors while the Company continued to operate at a loss. Accordingly, the Series F Shares were priced at 75% of a five-day average market value of the Common Stock at time of conversion.


            At present, the Company is seeking one or more potential strategic partners who can complement the Company's marketing and development efforts. Although no assurance can be given that such a partner will invest in the Company, management intends that such a strategic partner would purchase shares of Common Stock or Convertible Preferred Stock. If Preferred Stock is issued, the Company intends to seek a conversion price that is at least equal to the price of its Common Stock. The conversion price of such stock, however, will be subject to arms' length negotiation with the strategic partners or investors.

            As of the Record Date, the Company had 7,462,061 shares of Common Stock issued and 11,015,000 shares of Common Stock reserved for issuance upon the exercise of certain options, warrants and the conversion of the Series G Preferred Stock. If the proposed amendment is adopted, giving effect to the potential conversion of the Series G Shares into shares of Common Stock, of which only 8,000,000 shares of Common Stock have been reserved for that purpose, there will be 41,522,939 authorized shares of Common Stock that are not outstanding or reserved for issuance or held in the treasury of the Company. Of this amount, 24,655,549 additional shares will be reserved for issuance upon conversion of the Series G Preferred Stock into the maximum number of shares of Common Stock discussed above, and 1,435,000 shares will be reserved for issuance upon exercise of options which will be granted upon shareholder approval of Proposals III and IV below. Assuming approval of this Proposal II by the Shareholders, this will leave 15,432,390 shares of Common Stock authorized which are not outstanding or reserved for issuance.

            In the event the Company's Shareholders do not approve this proposal, the Company will be required to pay liquidation damages to RBB, as set forth above.


            The Board of Directors believes that the adoption of this proposal is advantageous to the Company as it will allow it to comply with its contractual obligations to convert the Series G Shares upon request and will provide it with the flexibility to enter into strategic alliances involving the issuance of stock and/or to raise additional capital through the sale of such securities.

NO DISSENTER'S RIGHTS


            Under Florida law, Shareholders are not entitled to dissenter's rights with respect to the proposed Amendment.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                  PROPOSAL III

                  PROPOSAL TO AMEND THE 1994 STOCK OPTION PLAN


            The Company's 1994 Plan was adopted by the Board of Directors on February 5, 1994 and approved by the Shareholders at the 1994 Annual Meeting of Shareholders. The 1994 Plan was amended by the Board of Directors on March 23, 1995 and September 30, 1996. As of January 26, 1998, no options had been exercised and options to purchase 40,000 shares held by four optionees were outstanding at a weighted average per share exercise price of $1.25; 18,333 shares are available for future grants under the 1994 Plan.


PROPOSED AMENDMENTS


            On March 13, 1997, the Board of Directors unanimously adopted and recommended for submission to Shareholders for their approval at the Meeting, amendments to the 1994 Plan (the "Amendments") to:

            (i) Increase the aggregate number of shares of Common Stock for which options may be granted under the 1994 Plan from 58,333 shares to 4,000,000 shares. The Board of Directors believes that the Plan could be instrumental in attracting and retaining employees, Officers and consultants of outstanding ability and that this objective will be furthered by providing additional shares for future option grants; and


            (ii) Delete the sections in the 1994 Plan that provide that (a) each individual who becomes a non-employee Director shall on the date of the Director's initial election and on the date of each re-election to the Board of Directors be granted a non-qualified stock option to purchase 5,000 shares of Common Stock for each year of the term to which the Director is elected or re-elected at a price equal to 85% of the fair market value of the Common Stock on the date of election or re-election determined in accordance with the provision of the 1994 Plan; (b) such options be for a term of 10 years, and (c) such options vest at the beginning of each year of such term provided that the Director continues to serve in such capacity at the time of the scheduled vesting. These provisions had been required in order for such option grants to be exempt from the six-month short swing profit provisions of Section 16(b) of the Act. Recent amendments to Rule 16b-3 promulgated under the Act no longer require that the terms of such grants be specified in the Plan ("formula grants") in order for the exemption to be available. The Board of Directors believes that by deleting the provision for formula grants, the Company will have greater flexibility in granting options to non-employee Directors which will facilitate its attracting and retaining qualified non-employee Directors.


            This proposal is intended to enable management to attract and retain qualified employees at all levels. If this proposal is not approved by Shareholders and the Company continues to be unable to pay cash bonuses to its executives and other employees, the Company may not be able to attract and retain the executives and other employees necessary to accomplish the Company's goals.

            The following is a description of the 1994 Plan which incorporates the Amendments:

SHARES SUBJECT TO THE 1994 PLAN


            The maximum number of shares as to which options may be granted under the 1994 Plan (subject to adjustment as described below) is 58,333 shares of the Company's Common Stock. One of the proposed amendments to the 1994 Plan is to increase the number of shares for which options may be granted under the 1994 Plan to 4,000,000 shares. The closing bid price of the Company's Common Stock on NASDAQ on January 26, 1998 was $0.17. Any shares subject to an option which for any reason expires, is canceled, terminates unexercised or otherwise ceases to be exercisable will again be available for grant under the 1994 Plan.


ADMINISTRATION

            The 1994 Plan is to be administered by a committee (the "Committee") which is required to consist of not less than two Directors, each of whom must be a "non-employee Director" within the meaning of Rule 16b-3 promulgated under the Act. The Board of Directors has designated the Compensation Committee of the Board consisting of Messrs. Barrington, Chluski, Jager and Swacker to administer the 1994 Plan.

ELIGIBILITY

            All employees (including Officers and Directors who are employees), consultants (who are neither employees nor Directors) and outside Directors of the Company or any of its subsidiaries are eligible to receive options under the 1994 Plan.

OPTION GRANTS

            Options may be granted by the Committee to eligible employees or consultants in such numbers and at such times as the Committee shall determine.

OPTION CONTRACTS

            Each grant of an option will be evidenced by a written contract between the Company and the employee, consultant or outside Director receiving the grant, containing such terms and conditions not inconsistent with the 1994 Plan as may be determined by the Committee (the "Contract").

TERMS AND CONDITIONS OF OPTIONS

            The options granted under the 1994 Plan will be subject to, among other things, the following terms and conditions:

                  (a) Options may be granted for terms determined by the Committee, provided, however, that the term of an incentive stock option ("ISO") may not exceed 10 years (five years if the option holder owns (or is deemed to own) stock possessing more than 10% of the voting power of the Company).

                  (b) The exercise price for each option granted will be determined by the Committee, provided, however, that the exercise price of an ISO may not be less than the fair market value of the Common Stock on the date of grant (110% in the case of an ISO granted to an optionee who owns (or is deemed to own) more than 10% of the voting power of the Company). With respect to non-qualified stock options ("NQSO") granted to employees and consultants, the exercise price may not be less than 25% of the fair market value on the date of grant. The exercise price of options is payable in full upon exercise or, if the Contract permits, in installments. Payment of the exercise price of an option may be made in cash, certified check, shares of Common Stock or any combination thereof, depending on the terms of the Contract.

                  (c) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the option holder's lifetime only by him or his legal representatives.

                  (d) With respect to options granted to employees, if the employment of such employee is terminated for any reason other than death or a permanent and total disability, the option may be exercised, to the extent exercisable by the holder at the time of termination of employment, within three months thereafter, but in no event after expiration of the term of the option. However, if such employment was terminated either for cause or without the consent of the Company, such option shall terminate immediately. In the case of the death of the optionee while employed (or within three months after termination of employment or within one year after termination of employment by reason of disability), his executor, administrator or other legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. An optionee whose employment was terminated by disability may exercise his option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option.

                  (e) With respect to options granted to consultants, such options may be exercised at any time during their term and shall not be affected by a change in the optionee's relationship with the Company or its subsidiaries.


                  (f) The Company may withhold cash and/or shares of Common stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligation to withhold federal, state and local taxes incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option.

Alternatively, the Company may require the holder to pay the Company such amount, in cash, promptly upon demand.

            As to options granted to non-employee Directors:

                  (a) Prior to giving effect to the proposed amendments, NQSOs granted to non- employee Directors vest at the beginning of each year of such term provided that the Director continues to serve in such capacity at the time of the scheduled vesting, has a term of ten years, and an exercise price equal to 85% of the fair market value of the Common Stock on the date of the grant and, once vested will not be affected by a change in the optionee's relationship with the Company or its Subsidiaries. The selection of Directors for participation in, and the amount, the price or the timing of, non-employee Director Options shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder. One of the proposed amendments to the 1994 Plan is to delete the provisions described in this paragraph (a).

                  (b) The term of a non-employee Director option shall not be affected by the death or Disability of the optionee. In such case, the option may be exercised at any time during its term by his executor, administrator or other person at the time entitled by law to the optionee's rights under such option.

                  (c) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the option holder's lifetime only by the optionee or the optionee's legal representatives.

                  (d) The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

            Appropriate adjustments shall be made in the number and kind of shares available under the 1994 Plan, in the number and kind of shares subject to each outstanding option, in the maximum number and kind of shares that may be granted to any employee in any one calendar year and in the exercise prices of such options in the event of any change in the Common Stock by reason of any stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like.

            In the event of the Company's (a) liquidation or dissolution, (b) merger in which the Company is not the surviving corporation or consolidation or
(c) any other capital reorganization in which more than 50% of the Company's Common Stock are exchanged, any outstanding options shall terminate, unless otherwise provided in the transaction.

DURATION AND AMENDMENT OF THE AMENDED PLAN


            No option may be granted pursuant to the 1994 Plan after February 4, 2004. The Board of Directors may at any time suspend, terminate or amend the Amended Plan, provided, however, that, without the approval of the Company's Shareholders, no amendment may be made which would (a) increase the maximum number of shares available for the grant of options (except the anti-dilution adjustments described above), (b) otherwise materially increase the benefits accruing to participants under the 1994 Plan or (c) change the eligibility requirements for individuals who may receive options. If the Amendments are not adopted by the Company's Shareholders, the Company will not be able to award options to purchase more than 58,333 shares of Common Stock under the 1994 Plan, and the Company may be unable to attract and retain qualified non-employee Directors.


FEDERAL INCOME TAX TREATMENT

            The following is a general summary of the Federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the rules, including special rules relating to optionees subject to
Section  16(b)  of  the  Exchange  Act  and  the  exercise  of  an  option  with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

            An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

            Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. The long-term capital gains rate is generally 28% for shares held for more than 12 months and not more than 18 months and 20% for shares held for more than 18 months.

            Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss, subject to the holding periods described above, and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares prior to the end of the two-years-from-grant/one-year-after-transfer holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

            In addition to the Federal income tax consequences described above, an optionee who exercised an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. Holders of ISOs should consult with their tax advisors concerning the applicability and effect on them of the alternative minimum tax.


   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   PROPOSAL IV

           PROPOSAL TO APPROVE GRANT OF OPTIONS TO EXECUTIVE OFFICERS

            On March 13, 1997, the Board of Directors, with Ms. Soechtig abstaining from the vote, unanimously approved a resolution to grant a stock option to Ms. Soechtig, subject to shareholder approval of this proposal. The option entitles Ms. Soechtig to purchase 575,000 shares of Common Stock , with options to purchase 275,000 shares of Common Stock to vest on the date of the Meeting and options to purchase 300,000 shares of Common Stock to vest over three years -- 100,000 on each December 31, 1997, 1998 and 1999. The exercise price per share would be the average of the highest and lowest sales prices of the Common Stock of the Company on the last business day prior to the Meeting as reported by NASDAQ (the "Fair Market Value"). If the Fair Market Value per share is $.17 or less, all of the options proposed to be granted hereunder will be incentive stock options. If the Fair Market Value is greater than $.17, the number of options which will be incentive stock options will be such number as results in the Fair Market Value (as of the day before the Meeting date) of the shares issuable upon exercise of the stock options which first become exercisable in any calendar year being $100,000. The balance of such options will be non-qualified stock options.

            Additionally, on March 13, 1997, the Board of Directors, with Philip
P. Signore, abstaining from the vote in respect of the grant of a stock option to Mr. Signore, granted a stock option to each of, Mr. Signore and Mr. James H. Moore, subject to shareholder approval of this proposal. The options entitle Messrs. Signore and Moore each to purchase 300,000 shares of Common Stock, with options to purchase 100,000 shares of Common Stock to vest on the date of the Shareholders Meeting and options to purchase 200,000 shares of Common Stock to vest over three years -- 66,667 on each December 31, 1997 and 1998 and 66,666 on December 31, 1999. The exercise price per share would be the average of the highest and lowest sales prices of the Common Stock of the Company on the last business day prior to the Meeting as reported by NASDAQ. If the Fair Market Value per share is $.33 or less, all of the options proposed to be granted hereunder will be incentive stock options. If the Fair Market Value is greater than $.33, the number of options which will be incentive stock options for each Mr. Signore and Mr. Moore will be such number as results in the Fair Market Value (as of the day before the Meeting date) of the shares issuable upon exercise of the stock options which first become exercisable in any calendar year being $100,000. The balance of such options will be non-qualified stock options.

            The proposed grant to each of Ms. Soechtig and Messrs. Signore and Moore (the "Optionees") will be for a term of ten years. The option exercise price may be paid in cash, by check or by any other form of consideration permitted by law. Additionally, the Optionees were granted "piggyback" registration rights with respect to the shares of Common Stock underlying such options; such rights provide that the Company will include such shares in any registration statement it files with the Securities and Exchange Commission.

            In the event that the number of outstanding shares of Common Stock is increased or decreased or changed into a different number or kind of shares or securities by reason of any merger, share exchange, consolidation, reorganization, recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, an adjustment will be made to the remaining outstanding options so that the proportional interest of each of the Optionees after such an event will be, to the extent practicable, the same as before the event.

            The  tax  consequences  to the  Company  and to the  optionees  with respect to these options are the same as those described under the caption "Proposal to Amend the 1994 Stock Option Plan" above with respect to non-qualified stock options.


            This proposal is intended to enable the Company to reward the performance of these executives and to provide them with incentive compensation for the future which is linked to the performance of the Company. Without the ability to pay these executives cash bonuses, if this proposal is not approved by Shareholders, the Company may not be able to retain these executives.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS

VOTING REQUIREMENTS

            Directors are elected by a plurality of the votes cast at the Meeting at which a quorum is present (Proposal I). The affirmative vote of the holders of a majority of the votes cast at the Meeting at which a quorum is present will be required to approve the amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to 60,000,000 (Proposal II), the amendments to the Company's 1994 Plan (Proposal
III) and the grant of options to certain  of the  Executive  Officers  (Proposal
IV). Abstentions and broker non-votes with respect to any matter are not considered cast with respect to that matter.

INDEPENDENT AUDITORS

            The Audit Committee of the Board of Directors of the Company selected Grant Thornton LLP to serve as the Company's independent auditors for the year ended December 31, 1996 and for the year ending December 31, 1997. Representatives of Grant Thornton LLP will be present at the Meeting.

SHAREHOLDER PROPOSALS


            From time to time Shareholders may present proposals for consideration at a meeting which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. Shareholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 1998 Annual Meeting of Shareholders must be received by the Company at its principal offices, 2189 Cleveland Street, Suite 230, Clearwater, Florida 33765 by March 31, 1998. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at such address.


ADDITIONAL INFORMATION

            The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding Proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. The Company has engaged McCormick & Pryor, Ltd. ("McCormick") to solicit proxies and has agreed to pay McCormick a fee of $3,000 plus their accountable expenses in connection with this solicitation. Proxies may be also solicited without extra compensation by certain Officers and regular employees of the Company. Proxies may be solicited by mail, and if determined to be necessary, by telephone, telegraph or personal interview.

INCORPORATION BY REFERENCE


            The Company hereby incorporates into this Proxy Statement the information contained in (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, as amended; (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997; (iii) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, as amended and (iv) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, as amended (collectively, the "Company's Reports"), as required to be furnished in accordance with Items 310, 302, 303 and 304 of Regulation S-B. The Company's Reports, in the form of an Annual Report to Shareholders is being furnished with a copy of this Proxy Statement to each Shareholder of record as of the Record Date.


OTHER MATTERS

            The Board of Directors does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                             By Order of the Board of Directors,



                                             PHILIP P. SIGNORE
                                             Secretary


Clearwater, Florida
January__, 1998

                             LASERGATE SYSTEMS, INC.
               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 27, 1998
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


            The undersigned  hereby  appoints,  as proxies for the  undersigned,
Jacqueline E. Soechtig and Philip P. Signore and each of them, with full power of substitution, to vote all shares of Common Stock of the undersigned in Lasergate Systems, Inc. (the "Company") at the Annual Meeting of Shareholders of the Company to be held at The Holiday Inn Clearwater Central, 20967 U.S. 19 North, Clearwater, Florida on Friday, February 27, 1998, at 11:00 A.M., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.


            EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE LISTED NOMINEES, "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK, "FOR" THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1994 STOCK OPTION PLAN AND "FOR" THE APPROVAL OF THE GRANT OF STOCK OPTIONS TO THE COMPANY'S EXECUTIVE OFFICERS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please mark boxes [x] in blue or black ink.

Election of Directors:

FOR ALL NOMINEES    |_|                                WITHHOLD AUTHORITY    |_|
                    to vote for all nominees

   (Bruce D. Barrington, John J. Chluski, Eric T. Jager and Philip P. Signore)

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST ABOVE.)

Approval of an amendment to the Company's Articles of Incorporation increasing the number of shares of Common Stock, $.03 par value, authorized for issuance from 20,000,000 to 60,000,000 shares of Common Stock.

FOR    |_|                     AGAINST    |_|                     ABSTAIN    |_|


Approval of amendments to the Company's 1994 Stock Option Plan to (i) increase the number of shares of Common Stock which may be issued thereunder from 58,333 to 4,000,000 shares of Common Stock and (ii) eliminate the non-employee Director formula option grants and certain provisions relating thereto currently set forth in the Company's 1994 Stock Option Plan.


FOR    |_|                     AGAINST    |_|                     ABSTAIN    |_|

Approval of the grant of options to certain of the Company's Executive Officers.

FOR    |_|                     AGAINST    |_|                     ABSTAIN    |_|

                        NOTE: Please date and sign your name or names exactly as set forth hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies by corporations should be signed by a duly authorized Officer and should bear the corporate seal.

                        Dated: __________________________, 1998

                        _______________________________________
                        Signature of Shareholder(s)

                        _______________________________________
                        Print Name(s)


Please Sign and Return the Proxy Promptly in the Enclosed Envelope.




                                       A-2